UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
(Amendment No. 2)
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AmerisourceBergen Corporation
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Explanatory Note
On January 27, 2022, AmerisourceBergen Corporation (the “Company”) filed with the Securities and Exchange Commission (“SEC”) its definitive proxy statement (the “Original Proxy Statement”), as amended by its revised definitive proxy statement filed with the SEC on February 9, 2022 (the “First Revised Definitive Proxy”), for the 2022 Annual Meeting of Shareholders, which will be held virtually via live webcast at 3:30 p.m., Eastern Time, on Thursday, March 10, 2022 (the “2022 Annual Meeting”).
As described in Item 4 of the Original Proxy Statement, the Company is requesting that shareholders approve the AmerisourceBergen Corporation 2022 Omnibus Incentive Plan (the “Equity Plan”) at the 2022 Annual Meeting. The Company has determined to file this revised definitive proxy statement (the “Second Revised Definitive Proxy”) in order to reflect certain changes made to the Equity Plan based on feedback that the Company has received from Institutional Shareholder Services on the Equity Plan. Specifically, the Company has revised the terms of the Equity Plan to (i) reduce the aggregate number of shares that may be issued under the Equity Plan from 24,750,000 shares to 22,750,000 shares and (ii) clarify that no dividends are payable on unvested stock awards.
Accordingly, this Second Revised Definitive Proxy amends and replaces (i) Item 4 as originally set forth on pages 71-82 of the Original Proxy Statement in its entirety and (ii) Appendix B of the Original Proxy Statement with Appendix B as attached hereto. Except as described in the preceding sentence, this filing does not modify or update any disclosures presented in the Original Proxy Statement or in the First Revised Definitive Proxy. From and after the date of this filing, any references to the “Proxy Statement” are to the Original Proxy Statement as amended by the First Revised Definitive Proxy and hereby.
Shareholders who have already voted need not take any action but may, if they wish, change or revoke their vote by following the instructions described on page 94 of the Original Proxy Statement. Shareholders who have not voted are encouraged to vote as soon as possible.

2022 AmerisourceBergen Proxy | Executive Compensation and Related Matters
Executive Compensation and Related Matters
Amendments to the Original Proxy Statement
Item 4 as set forth in the Original Proxy Statement is hereby replaced in its entirety with the following:
Item 4 — Vote to Approve the AmerisourceBergen Corporation 2022 Omnibus Incentive Plan
We are asking our shareholders to approve the AmerisourceBergen Corporation 2022 Omnibus Incentive Plan (the “Equity Plan”). The purpose of the Equity Plan is to provide designated employees, non-employee directors, independent contractors and consultants of the Company and its parent and subsidiaries with the opportunity to receive grants of awards as provided in the Equity Plan. We believe that the Equity Plan will encourage participants to contribute materially to the growth of the Company, thereby benefiting the Company’s shareholders, and will align the economic interests of the participants with those of the shareholders.
The Equity Plan will become effective upon receiving shareholder approval at the 2022 Annual Meeting (the “Effective Date”) and the terms of the Equity Plan will apply only to awards granted on or after the Effective Date. The Equity Plan is the successor to the AmerisourceBergen Corporation Omnibus Incentive Plan (the “Existing Plan”), which was effective as of March 6, 2014. Awards granted prior to the Effective Date will continue to be governed by the applicable award agreements and the terms of the Existing Plan. No awards will be granted under the Existing Plan after the Effective Date so long as the Equity Plan is approved by our shareholders at the 2022 Annual Meeting.
Determination of Shares to be Available for Issuance
The Equity Plan will allow us to grant incentive compensation awards to our executive officers, non-employee directors, employees and other service providers. Equity incentive awards have played a significant role in the compensation provided to executive officers and other key employees. In connection with our acquisition of Walgreens Boots Alliance’s Alliance Healthcare businesses in June 2021, we have expanded our pool of key employees eligible for equity incentive compensation awards. We believe that a comprehensive equity incentive compensation program serves as a necessary and significant tool to attract and retain key employees, encourage participants to contribute materially to the growth of the Company and align the long-term interests of our participants with those of our shareholders. Accordingly, it is important that an appropriate number of shares of stock be authorized for issuance under the Equity Plan.
If this Equity Plan is approved by our shareholders at the 2022 Annual Meeting, the maximum aggregate number of new shares of Common Stock that may be issued under the Equity Plan with respect to awards granted on or after the Effective Date is 22,750,000 shares. In addition, any shares of Common Stock that remain available for awards under the Existing Plan as of the Effective Date, and any shares of Common Stock subject to outstanding awards under the Existing Plan as of the Effective Date that are payable in shares and that expire, are forfeited or are otherwise terminated without having been exercised, vested, or settled in full, as applicable, on or after the Effective Date, may be issued with respect to awards under the Equity Plan. The aggregate number of shares that may be issued under the Equity Plan is subject to adjustments under the Equity Plan, as described in “Adjustment Provisions” below.
In determining the number of shares to reserve for issuance under the Equity Plan, we considered many factors, including our share availability under the Existing Plan, our historical grant levels or “burn rate” and our projected burn rate under the Equity Plan, as well as the potential costs and benefits to our shareholders of the share request under the Equity Plan.
Dilution Analysis
The table below shows our potential dilution (often referred to as “overhang”) levels based on the shares of our Common Stock outstanding combined with our total equity awards outstanding, the shares currently available for grant under the Existing Plan and our proposal for 22,750,000 new shares of our Common Stock to be available for awards under the Equity Plan. The 22,750,000 new shares represent potential dilution of approximately 12.21% of the Total Potential Overhang plus Shares of Common Stock Outstanding as of December 1, 2021, as described in the table below. We believe that this number of shares of Common Stock under the Equity Plan represents a reasonable amount of potential equity dilution, which will allow us to continue

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granting equity awards in furtherance of our performance-based compensation practices, the Company’s objectives and the goals of our equity compensation program.
Potential Overhang with 22,750,000 New Shares
Stock Options Outstanding as of December 1, 2021	2,847,561
Weighted Average Exercise Price of Stock Options Outstanding as of December 1, 2021	$83.96
Weighted Average Remaining Term of Stock Options Outstanding as of December 1, 2021	3.04 years
Outstanding Full Value Awards as of December 1, 2021(1)	2,337,683
Total Equity Awards Outstanding as of December 1, 2021(2)	5,185,244
Shares Available for Grant under the Existing Plan as of December 1, 2021(3)	1,123,244
Shares Requested	22,750,000
Total Potential Overhang under the Equity Plan(4)	29,058,488
Shares of Common Stock Outstanding as of December 1, 2021	208,853,388
Total Potential Overhang under the Equity Plan plus Shares of Common Stock Outstanding as of December 1, 2021	237,911,876
Potential Dilution of 22,750,000 shares as a Percentage of the sum of Total Potential Overhang under the Equity Plan plus Shares of Common Stock Outstanding as of December 1, 2021	12.21%

(1)
The Outstanding Full Value Awards represent (a) 1,911,441 restricted stock units that vest based on service (“restricted stock units”) and (b) 426,242 restricted stock units that vest based upon the attainment of performance goals (“performance shares”), assuming target performance. Depending on the applicable award terms, the number of shares to be issued in settlement of performance shares range from 0% to 200% of target, based upon achievement of the performance goals.

(2)
Represents the number of shares issuable pursuant to outstanding equity awards under the Existing Plan, assuming target performance for the performance shares.

(3)
The Shares Available for Grant reflect the number of shares remaining available for grants under the Existing Plan as of December 1, 2021, after subtracting the number of shares underlying outstanding grants, taking into account the 3.25 to one share counting provision for full value shares under the Existing Plan, and assuming that performance shares are earned at maximum.

(4)
The Total Potential Overhang under the Equity Plan is the sum of  (i) Total Equity Awards Outstanding as of December 1, 2021, plus (ii) Shares Available for Grant under the Existing Plan as of December 1, 2021, plus (iii) Shares Requested, as if the share request had been approved as of December 1, 2021.

Based on our current equity award practices, we estimate that the authorized shares under the Equity Plan may be sufficient to provide us with an opportunity to grant equity awards for approximately four to six years, in amounts determined appropriate by the Compensation and Succession Planning Committee of the Board (the “Committee”). This is only an estimate, and circumstances could cause the share reserve to be used more quickly or more slowly. These circumstances include, but are not limited to, the future price of shares of our Common Stock, the type of equity instruments we issue as long-term incentive compensation, any change to our compensation program that involves a different percentage mix of equity-based compensation compared to cash-based compensation, payouts of performance-based awards in excess of target in the event of superior performance, hiring activity, and promotions.
Burn Rate
The table below sets forth the following information regarding the awards granted under the Existing Plan: (i) the burn rate for each of the last three fiscal years and (ii) the average burn rate over the last three fiscal years. The burn rate for a year has been calculated as follows:
i.
the number of  (x) all stock options granted in the applicable year, and (y) all full value awards granted or earned, as applicable, in the applicable year divided by
ii.
the weighted average number of shares of our Common Stock outstanding for the applicable year.

Dividend equivalents under outstanding awards granted to employees and non-employee directors for each of the last three fiscal years are not included in the burn rate calculation because they are paid in cash.
We have included in the table below a burn rate calculation based on the number of stock options granted, restricted stock units granted and performance shares earned in the applicable year, divided by the weighted average number of shares of our Common Stock outstanding for the applicable year.

2022 AmerisourceBergen Proxy | Executive Compensation and Related Matters
Element	2021	2020	2019	Three-Year Average
Restricted Stock Units granted	837,000	760,000	442,000
Performance Shares earned	135,000	139,000	105,000
Total Full Value Awards granted	972,000	899,000	547,000
Stock Options granted	—	383,000	1,137,000
Total Full Value Awards and Stock Options granted	972,000	1,282,000	1,684,000
Weighted Average Number of Shares of Common Stock Outstanding as of September 30 of applicable year	205,919,140	204,783,000	210,165,000
Burn Rate (Stock Options and Restricted Stock Units granted and Performance Shares earned)	0.47%	0.63%	0.80%	0.63%
The burn rate means that we used a three-year average of approximately 0.63% of the weighted average shares outstanding for stock options and restricted stock units granted and performance shares earned over the past three years under the Existing Plan.
Description of the Equity Plan
The following is a description of the Equity Plan, which is qualified by reference to the full text of the Equity Plan set forth in Appendix B attached hereto. If the Equity Plan is approved by our shareholders at the 2022 Annual Meeting, it will become immediately effective. If the Equity Plan is not approved by our shareholders, the Existing Plan will continue as currently in effect.
Shares Subject to the Plan.   Subject to adjustments set forth in the Equity Plan and described in “Adjustment Provisions” below, the maximum aggregate number of new shares of Common Stock that may be issued under the Equity Plan with respect to awards granted on or after the Effective Date is 22,750,000. In addition, subject to adjustments set forth in the Equity Plan and described in “Adjustment Provisions” below, any shares of Common Stock that remain available for awards under the Existing Plan as of the Effective Date, and any shares of Common Stock subject to outstanding awards under the Existing Plan as of the Effective Date that are payable in shares and that expire, are forfeited or are otherwise terminated without having been exercised, vested, or settled in full, as applicable, on or after the Effective Date, may be issued with respect to awards under the Equity Plan. The aggregate number of shares reserved for issuance under the Equity Plan as of the Effective Date as described above in this paragraph is referred to as the “2022 Equity Plan Reserve.”
Share Counting Rules under the Equity Plan.   Each grant of a full value award (other than a grant providing for settlement solely in cash) under the Equity Plan on or after the Effective Date will reduce the 2022 Equity Plan Reserve by 3.00 shares for each share subject to such grant. A “full value award” means a grant other than a stock option, stock appreciation right or other award with respect to which a participant receives the intrinsic value. Each award other than a full value award (other than a stock appreciation right providing for settlement solely in cash) granted under the Equity Plan on or after the Effective Date will reduce the 2022 Equity Plan Reserve by one share for each share subject to such grant.
Any shares subject to a grant of a full value award under the Equity Plan that are restored to the 2022 Equity Plan Reserve due to expiration, forfeiture or termination without issuance of such shares, or due to settlement by delivery of consideration other than shares of Common Stock, will increase the 2022 Equity Plan Reserve by 3.00 shares for each share so restored. Any shares subject to an award other than a full value award that are restored to the 2022 Equity Plan Reserve due to expiration, forfeiture, or termination without issuance of such shares, or due to settlement by delivery of consideration other than shares of Common Stock, will increase the 2022 Equity Plan Reserve by one share for each share so restored. Awards that are settled solely in cash will not count against the 2022 Equity Plan Reserve. The 2022 Equity Plan Reserve will increase by 3.00 shares for each unvested share of Common Stock repurchased or forfeited under a stock award.
Other shares, such as shares not issued as a result of the settlement of a stock-settled stock appreciation right, shares tendered in the payment of the exercise price of a stock option or other award or to satisfy taxes, shares withheld from any award to satisfy taxes or to pay the exercise price of a stock option or other award, or shares repurchased on the open market with the proceeds of the exercise price of any stock option, will not be restored to the 2022 Equity Plan Reserve.

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Treatment of Existing Plan Awards for Purposes of Determining the 2022 Equity Plan Reserve.   An Existing Plan award that is a stock option that expires or is forfeited or otherwise terminates without the issuance of shares or is settled by the delivery of consideration other than shares of Common Stock on or after the Effective Date, will increase the 2022 Equity Plan Reserve by one share for each such stock option. An Existing Plan award that is a full value award that expires or is forfeited or otherwise terminates without the issuance of such shares or is settled by the delivery of consideration other than shares of Common Stock on or after the Effective Date will increase the 2022 Equity Plan Reserve by 3.25 shares for such grants.
Administration of the Equity Plan.   The Equity Plan is administered by the Committee, whether acting directly or through a subcommittee of two or more members, and has the sole and exclusive authority to administer the Equity Plan with respect to eligible individuals who are subject to the reporting rules of Section 16(a) of the Exchange Act; provided that the Board may retain the power to administer those programs with respect to such eligible individuals or the Board may delegate to another committee of two or more non-employee Board members, each of whom is intended to qualify as a “non-employee director” (as defined in Rule 16b-3 under the Exchange Act), the authority to administer the Equity Plan with respect to non-employee directors. Administration of the Equity Plan with respect to all other eligible individuals and other awards may, at the Board’s discretion, be vested in the Committee or a secondary Board committee, or the Board may retain the power to administer those programs with respect to such persons and awards. References to “Committee” in this Item 4 will refer to the person or persons charged with the administration of the Equity Plan.
Except as otherwise provided in the Equity Plan, the Committee has the sole authority to determine:
▪
who will receive grants under the Equity Plan;

▪
the number of shares subject to each award and the cash amount (if any) payable in connection with an award;

▪
the terms and conditions of each award, including vesting, forfeiture, payment and exercisability, subject to the terms of the Equity Plan, and the effect, if any, of a participant’s termination of service or of a change in control on outstanding awards;

▪
the amounts payable based on the attainment of performance goals;

▪
amendments to the terms and conditions of an award after the grant;

▪
whether to take any action pursuant to its authority under any Policy, as described below, with respect to awards under the Equity Plan; and

▪
any other matters arising under the Equity Plan.

The Board or the Committee has authority to delegate its authority under the Equity Plan to one or more officers of the Company; however, in no event will such officer or officers be delegated the authority to make grants under the Equity Plan, or amend or make determinations with respect to awards held by, eligible individuals who at such time are (A) subject to the reporting rules under Section 16(a) of the Exchange Act or (B) officers who are delegated authority to administer the Equity Plan as described in this paragraph. Any action taken by a delegate in accordance with the Board’s or Committee’s delegation of authority will have the same force and effect as if taken directly by the Board or the Committee. Any delegation of authority will be subject to the conditions and limitations as may be determined by the Board or the Committee.
Grants.   Awards under the Equity Plan may consist of stock options that are not intended to qualify as “incentive stock options” within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), stock awards, restricted stock units, stock appreciation rights, dividend equivalents or other awards. Incentive awards granted under the Equity Plan are hereinafter referred to collectively as “Grants.”
Grants made under the Equity Plan will include regular vesting schedules under which no portion of a Grant may vest or become exercisable in less than one year from the date of grant; provided however that, subject to any adjustments as described below and without regard to the fungible share counting ratios described above, up to 5% of shares subject to the 2022 Equity Plan Reserve may be granted without regard to this minimum vesting requirement.
Eligibility for Participation; Individual Limits.   Approximately 45,000 employees, including eight executive officers, nine non-employee directors, and 5,059 independent contractors and consultants of the Company and its subsidiaries are eligible to participate in the Equity Plan. The Company’s executive officers and directors have an interest in approval of the Equity Plan because it relates to the issuance of equity awards for which

2022 AmerisourceBergen Proxy | Executive Compensation and Related Matters
they may be eligible. Historically, we have only granted equity awards to a limited number of key employees, including our executive officers and all of our non-employee directors.
The maximum aggregate number of shares of our Common Stock that any participant (other than a non-employee director) may receive pursuant to Grants may not exceed 3,000,000 shares in any fiscal year. This limitation applies whether the Grants are paid in shares or in cash and is subject to certain adjustments as set forth in the Equity Plan and described in “Adjustment Provisions” below.
The maximum grant date fair value of shares subject to Grants awarded to any non-employee director of the Company during any fiscal year, taken together with any cash fees payable to such non-employee director for services rendered as a non-employee director during the fiscal year, will not exceed $800,000 in total value.
For purposes of the individual share limits described above, each share of Common Stock subject to a Grant (including a full value award) shall be counted as one share.
No Repricing.   The Company may not: (i) implement any cancellation/regrant program pursuant to which outstanding stock options or stock appreciation rights are cancelled and new stock options or stock appreciation rights are granted in replacement with a lower exercise price per share; (ii) cancel outstanding stock options or stock appreciation rights with exercise prices per share in excess of the then current fair market value per share of Common Stock for consideration payable in cash, equity securities of the Company or in the form of any other Grant, except in connection with a change in control transaction, or (iii) except in connection with an event described under “Adjustment Provisions” below, such as a change in the outstanding Common Stock of the Company by reason of reorganization, merger, consolidation or other similar transactions, otherwise directly reduce the exercise price in effect for outstanding stock options or stock appreciation rights under the Equity Plan, without in each instance first obtaining shareholder approval.
Stock Options.   The Committee may grant stock options to any eligible individual. The Equity Plan provides that the exercise price of a stock option may not be less than the fair market value of our Common Stock on the date the stock option is granted. Holders of stock options will not have any rights as a shareholder with respect to any share of Common Stock subject to the stock option unless and until such holder becomes the holder of record of such share. The Committee will determine the exercise period for each stock option, up to a 10-year maximum, including the period of time during which the stock option may remain exercisable following the participant’s cessation of service. The Committee will determine the vesting terms for stock options, including, without limitation, whether stock options will vest based upon the achievement of specific performance goals.
The Committee has the discretion, while a stock option remains outstanding, to extend the period of time for which the stock option remains exercisable following the participant’s cessation of service for the exercise period otherwise in effect for that stock option (but not beyond the expiration of the option term); to include an automatic extension provision whereby the specified post-service exercise period for any stock option automatically extends by an additional period of time equal in duration to any interval within the specified post-service exercise period during which the exercise of the stock option or the immediate sale of shares acquired under the stock option could not be effected in compliance with the applicable registration requirements of federal and state securities laws (but not beyond the expiration of the option term); and/or to permit the stock option to be exercised during the applicable post-service exercise period not only with respect to the number of vested shares of Common Stock for which the stock option is exercisable at the time of a participant’s cessation of service but also with respect to one or more additional installments in which the participant would have vested had the participant continued in service.
Subject to the applicable award agreement, payment of the stock option exercise price and applicable tax withholding upon the exercise of a stock option may be made (i) in cash or by check, (ii) by tendering previously owned shares of Common Stock held for the requisite period (if any) necessary to avoid any resulting charge to the Company’s earnings for financial reporting and valued at fair market value on the exercise date; (iii) through withholding shares subject to the stock option with a fair market value on the date of exercise equal to the aggregate exercise price; or (iv) through cashless exercise, which is approved by the Company, involving a brokerage firm.
Stock Awards and Restricted Stock Units.   The Committee may issue shares of our Common Stock in the form of a stock award, or grant the right to receive shares of our Common Stock (or cash equal to the fair market value of the shares) under a grant of restricted stock units. Except as otherwise set forth in an award agreement, holders of stock awards will have the rights of a shareholder with respect to the shares that are subject to the stock award, whether or not the participant’s interest in those shares is vested. However, no

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dividends on stock awards will vest and be payable until the underlying stock award vests. Accrued dividends will not accrue interest. Stock awards may be issued for cash or no cash consideration and as fully vested shares or subject to vesting conditions as determined by the Committee, including whether the stock awards will vest based upon the achievement of specific performance goals.
Conversely, holders of restricted stock units do not have any rights of a shareholder with respect to the shares that are subject to the grant of restricted stock units unless otherwise provided in the applicable award agreement. However, dividend equivalents may be paid or credited, either in cash or in actual or phantom shares of Common Stock, on outstanding restricted stock units subject to such terms and conditions as the Committee may deem appropriate. No dividend equivalents will vest or become payable until the underlying restricted stock units vest and become payable. The Committee may grant restricted stock units in such amounts and upon such terms as set forth in the Equity Plan and as the Committee determines and set forth in the award agreement, including whether the restricted stock units will vest based upon the achievement of specific performance goals. Restricted stock units will be credited to a bookkeeping reserve account solely for accounting purpose. A restricted stock units grant may be settled in shares of Common Stock, cash, or in any combination of Common Stock and cash as the Committee determines.
The Committee is permitted to waive any vesting conditions applicable to any stock award or grant of restricted stock units.
Stock Appreciation Rights.   The Committee may grant either stand-alone stock appreciation rights or stock appreciation rights in conjunction with all or part of a stock option. Holders of stock appreciation rights will not have any rights as a shareholder with respect to any share of Common Stock subject to the stock appreciation right unless and until such holder becomes the holder of record of such share. The Committee will determine the vesting terms for stock appreciation rights, including, without limitation, whether stock appreciation rights will vest based upon the achievement of specific performance goals. The stock appreciation for a stock appreciation right is the amount by which the fair market value of the underlying Common Stock on the date of exercise of the stock appreciation right exceeds the exercise price of the stock appreciation right. The exercise price of a stock appreciation right will be no less than 100% of the fair market value per share on the date of grant and the stock appreciation right will not be exercisable after the expiration of ten years measured from the date of grant.
At the discretion of the Committee, payment to a participant upon exercise of a stock appreciation right may be made in shares of Common Stock, cash or a combination thereof. If a stock appreciation right is granted in tandem with a stock option, the stock appreciation right will cover the same number of shares of Common Stock as covered by the stock option (or such lesser number of shares as the Committee determines) and will be exercisable only at such time and to the extent the related stock option is exercisable, and will have the same term and exercise price as the related stock option. Upon exercise of a stock appreciation right granted in tandem with a stock option, the related stock option will be canceled automatically to the extent the number of shares covered by the exercise, and if the related stock option is exercised as to some or all of the shares covered by the tandem stock appreciation right, the tandem stock appreciation right will be canceled automatically to the extent of the number of shares covered by the stock option exercised. The terms governing the exercise of stock appreciation rights following the cessation of a participant’s service are substantially similar to those for stock options granted under the Equity Plan and summarized above under “Stock Options.”
Dividend Equivalents.   The Committee may grant dividend equivalents to any eligible individual based on dividends declared on Common Stock, to be credited as of dividend payment dates during the period between the date of grant and the date such Grant vests, is distributed or expires, as determined by the Committee. Dividend equivalents will be converted to cash or additional shares of Common Stock by such formula and at such time and subject to such limitations as the Committee determines. Dividend equivalents based on dividends paid prior to a vesting date of a Grant will only vest and be paid to the extent the underlying Grant vests and is payable. Dividend equivalents will not accrue interest. Dividend equivalents will not be payable with respect to stock options or stock appreciation rights.
Other Awards.   The Committee has the authority to specify the terms and provisions of other forms of equity-based or equity-related Grants not described above which the Committee determines to be consistent with the purpose of the Equity Plan and the interests of the Company, which Grants may provide for cash payments based in whole or in part on the value or future value of Common Stock, for the acquisition or future acquisition of Common Stock, or any combination thereof. Other awards also include cash payments under the Equity Plan which may be based on one or more criteria determined by the Committee which are unrelated to the value of Common Stock and which may be granted in tandem with or independent of other Grants under the Plan.

2022 AmerisourceBergen Proxy | Executive Compensation and Related Matters
Performance Goals.   The Committee has the sole authority to determine the vesting or restriction periods applicable to Grants, including whether terms of any exercise, vesting or restriction periods will be based upon the achievement of specific performance goals.
Performance goals established by the Committee may be based on one or more of the following criteria or such other criteria as determined by the Committee: (i) cash flow (including net cash flow, cash flow from operations, free cash flow (i.e. cash flow from operations less capital expenditures), cash flow from investing activities and cash flow from financing activities); (ii) earnings (including total earnings, earnings from operations, gross profit, gross margin, earnings before interest and taxes, earnings before taxes, earnings before interest, taxes, depreciation, amortization and charges for stock-based compensation, earnings before interest, taxes, depreciation and amortization, and net earnings); (iii) income from continuing operations, income from continuing operations before taxes, income from continuing operations before taxes and interest, income from continuing operations before taxes, interest, depreciation and amortization, income from continuing operations before special items (including warrant expense, LIFO charges, employee severance, litigation expenses, deal amortization and other expenses, all net of taxes); (iv) earnings per share and earnings per share from continuing operations, diluted or basic; (v) growth in earnings or earnings per share, diluted or basic; (vi) stock price; (vii) return on equity or average shareholder equity; (viii) total return to shareholders or growth in total return to shareholders either directly or in relation to a comparative group; (ix) return on capital; (x) return on assets or net assets; (xi) net asset turnover or change in assets; (xii) capital expenditures; (xiii) invested capital, return on capital or return on committed or invested capital; (xiv) revenue, growth in revenue or return on sales; (xv) income or net income; (xvi) operating income, net operating income or net operating income after tax; (xvii) operating profit or net operating profit; (xviii) gross or operating margin; (xix) profitability by product or program line, business unit, or segment; (xx) return on operating revenue or return on operating profit; (xxi) distribution, selling, general and/or administrative expenses; (xxii) operating expenses; (xxiii) operating expenses as a percentage of revenue; (xxiv) overhead or other expense reduction; (xxv) dividend payment yield or dividend payout ratio; (xxvi) net or gross sales; (xxvii) days sales outstanding; (xxviii) days inventory on hand; (xxix) inventory turnover; (xxx) economic value added; (xxxi) cost of capital; (xxxii) litigation and regulatory resolution goals; (xxxiii) budget comparisons; (xxxiv) productivity; (xxxv) growth in shareholder value relative to the growth of the S&P 500 or S&P 500 Index, the S&P Global Industry Classification Standards (“GICS”) or GICS Index, or another peer group or peer group index; (xxxvi) debt or debt reduction; (xxxvii) credit rating; (xxxviii) development and implementation of key projects, strategic plans and/or organizational restructuring goals; (xxxix) performance achievements on certain designated projects or objectives; (xl) development and implementation of risk and crisis management programs; improvement in workforce diversity; (xli) productivity goals; (xlii) workforce management and succession planning goals; (xliii) measures of customer satisfaction, employee satisfaction, employee retention or staff development; (xliv) development or marketing collaborations, formations of joint ventures or partnerships or the completion of other similar transactions intended to enhance the Company’s revenue or profitability or enhance its customer base; (xlv) merger and acquisitions; (xlvi) measures of market share; (xlvii) maintenance of an investment grade rating; (xlviii) buy-side margin or other specific financial criteria related to inventory purchasing; (xlix) regulatory compliance, (l) specific diversity and/or succession goals or implementation; and (li) other similar criteria consistent with the foregoing.
Such performance criteria may be based upon the attainment of specified levels of the Company’s performance under one or more of the measures described above relative to the performance of other entities, on the performance of any of the Company’s business units or divisions or any parent or subsidiary and on an adjusted or non-adjusted basis. Each applicable performance goal may include a minimum threshold level of performance below which no Grant will be earned, levels of performance at which specified portions of a Grant will be earned and a maximum level of performance at which a Grant will be fully earned. Each applicable performance goal may be appropriately adjusted as the Committee deems appropriate, including for the following items: (A) asset impairments or write-downs; (B) litigation judgments or claim settlements; (C) the effect of changes in tax law, accounting principles or other such laws, regulations or provisions affecting reported results; (D) accruals for reorganization and restructuring programs; (E) any unusual or infrequently occurring items; (F) the operations of any business acquired by the Company; (G) severance, contract termination and other costs related to exiting certain business activities, discontinued operations or the divestiture of one or more business operations; (H) currency fluctuations; (I) non-cash items, such as amortization, depreciation or reserves; (J) any recapitalization, merger, consolidation, spin-off, split-up, combination, liquidation, dissolution, sale of assets or other similar corporate transaction; (K) gains or losses from the early extinguishment of debt; (L) stock dividend or stock split; (M) items relating to major licensing or partnership arrangements; and (N) any other adjustment consistent with the operation of the Equity Plan.
Company Policies.   All Grants are subject to the Company’s Compensation Recoupment Policy, the Financial Recoupment Policy implemented pursuant to the Company’s Corporate Integrity Agreement, to the extent

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Executive Compensation and Related Matters | 2022 AmerisourceBergen Proxy
applicable, and any other applicable clawback, recoupment or other similar policy that the Board or Compensation Committee may adopt at any time (each, a “Policy”), notwithstanding any provision of an employment agreement or other agreement or the Equity Plan to the contrary. All Grants will be subject to potential cancellation, recoupment, rescission, payback or other action in accordance with the terms of such Policy.
Amendment and Termination of the Equity Plan.   Our Board or the Committee may amend or terminate the Equity Plan at any time. However, our shareholders must approve any amendment to the extent required by applicable law or the stock exchange rule. No Grants may be granted under the Equity Plan after March 9, 2032.
Amendment and Termination of Outstanding Grants.   No termination or amendment of the Equity Plan will, without the consent of a participant to whom any Grant is previously made, adversely affect his or her rights under such Grant. However, the Board or Committee has broad authority to amend the Equity Plan or any Grant to take into account changes in applicable tax laws, securities laws, accounting rules and other applicable state, federal and foreign laws and/or to amend any Grants to ensure that the Grant is in compliance with the limitations, terms and conditions of the Equity Plan.
Transferability of Awards.   Grants under the Equity Plan are generally not transferable, and all rights with respect to an award granted to a participant generally will be available only to the participant during a participant’s lifetime, and may transfer only by will or by the laws of descent and distribution or as may otherwise be required by law; however, the Committee may, subject to such terms and conditions as it will specify, permit the transfer of a Grant to a participant’s family member or to one or more trusts established in whole or in part for the benefit of the participant or one or more of the participant’s family members. The restrictions of the prior sentence will not apply to shares received in connection with a Grant after the date the restrictions on transferability of such shares as set forth in the award agreement have lapsed. A participant may, to the extent permitted by the Committee, designate one or more beneficiaries of his or her outstanding Grants and those Grants will be transferred to such beneficiary upon the participant’s death while holding those awards.
Adjustment Provisions.   The existence of the Equity Plan, the award agreements and the Grants thereunder will not affect the right or power of the Company, or the shareholders of the Company, to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, any merger or consolidation of the Company, any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all of any part of its assets or business or any other corporate act or proceedings.
Notwithstanding any provision of the Equity Plan or any award agreement, in the event of a change in the outstanding Common Stock by reason of a stock dividend, recapitalization, reorganization, merger, consolidation, stock split, combination or exchange of shares, spin-off transaction or any other corporate event affecting the Common Stock as a class without the Company’s receipt of consideration, or if the value of outstanding shares of Common Stock are substantially reduced as a result of a spin-off transaction or an extraordinary dividend or distribution, the Committee will make such equitable adjustments as it considers appropriate to prevent the diminution or enlargement of the rights of participants under the Equity Plan with respect to (i) the aggregate number, class and/or issuer of securities for which Grants may be granted under the Equity Plan, (ii) the maximum number, class and/or issuer of securities for which any one person may be granted a Grant under the Equity Plan per fiscal year, (iii) the number, class and/or issuer of securities and the exercise price (or other cash consideration, if any) per share in effect under each outstanding Grant under the Equity Plan, (iv) the number, class and/or issuer of securities subject to the Company’s outstanding repurchase rights under the Equity Plan and the repurchase price payable per share, and (v) such other adjustments as it deems appropriate. The Committee’s determination as to what, if any, adjustments shall be made shall be final and binding on the Company and all participants.
Change of Control of AmerisourceBergen Corporation.  A change of control of the Company occurs when:
▪
a “person” (as such term is used in the Exchange Act) is or becomes a “beneficial owner” (as defined in the Exchange Act), directly or indirectly, of securities of the Company representing more than 35% of the voting power of the then outstanding securities of the Company, and such person owns more aggregate voting power of the Company’s then outstanding securities entitled to vote generally in the election of directors than any other person;

▪
the consummation of  (x) a merger or consolidation of the Company with another corporation where the shareholders of the Company, immediately prior to the merger or consolidation, will not beneficially

2022 AmerisourceBergen Proxy | Executive Compensation and Related Matters
own, immediately after the merger or consolidation, shares entitling such shareholders to 50% or more of all votes to which all shareholders of the surviving corporation would be entitled in the election of directors, (y) a sale or other disposition of all or substantially all of the assets of the Company, or (z) a liquidation or dissolution of the Company; or
▪
A change in the composition of the Board over a period of 12 consecutive months or less such that a majority of the Board members ceases to be comprised of individuals who either (A) have been Board members continuously since the beginning of such period (“Incumbent Directors”) or (B) have been elected or nominated for election as Board members during such period by at least two-thirds of the Incumbent Directors who were still in office at the time the Board approved such election or nomination; provided that any individual who becomes a Board member subsequent to the beginning of such period and whose election or nomination was approved by two-thirds of the Board members then comprising the Incumbent Directors will be considered an Incumbent Director.

Unless otherwise set forth in award agreement and except for Grants made to non-employee directors, if, within two years following a change in control which occurs after the Effective Date, a participant’s service as an employee is involuntarily terminated by the Company (or successor thereto) or a parent or subsidiary, without cause: (i) all stock options or stock appreciation rights of such participant then outstanding will become fully exercisable as of the date of such termination, (ii) all restrictions and conditions on all stock awards of such participant then outstanding will lapse as of the date of such termination, (iii) all restricted stock units of such participant will become nonforfeitable as of the date of such termination, and (iv) all Grants that vest based on the attainment of specified performance goals of such participant will vest and be payable in accordance with the terms set forth in the award agreement.
In addition, if there is a change of control of the Company, the Committee may make any or all of the following adjustments:
▪
by written notice to each holder of an outstanding stock option or stock appreciation right provide that such holder’s stock option or stock appreciation right will be cancelled unless exercised within such period as the Committee determines after the date of such notice;

▪
provide for the payment upon termination or cancellation of a stock option or stock appreciation right (whether or not such stock option or stock appreciation right is otherwise exercisable) of an amount in cash, securities and/or other property (or a combination thereof) with an aggregate value equal to: (x) the excess, if any, of the aggregate fair market value as of the date of such change in control of the Common Stock then subject to the stock option or stock appreciation right over the product of the number of shares of Common Stock then subject to the stock option multiplied by the per share exercise price, less (y) an amount equal to the federal, state, local and foreign taxes, if any, required to be withheld, collected, accounted for or paid as a result of such payment;

▪
provide for the cancellation of outstanding stock awards, restricted stock units, or other Grants in exchange for payments of cash, securities and/or other property (or a combination thereof) having an aggregate value equal to the value of such Grant, as determined by the Committee, in its sole discretion;

▪
substitute other property (including, without limitation, cash or other securities of the Company and securities of an entity other than the Company); and/or

▪
make any other adjustments, or take other reasonable action, as the Committee deems appropriate, including accelerating the vesting and exercisability of Grants, provided that no such other action impairs any rights that a participant has under the Equity Plan without such participant’s consent.

Without limiting the foregoing, if the per-share fair market value of the Common Stock does not exceed the per-share exercise price of a stock option or stock appreciation right, the Company will not be required to make any payment to the participant upon termination or cancellation of the stock option or stock appreciation right.
Deferred Compensation.   The Committee may structure one or more Grants (other than stock options or stock appreciation rights) so that participants may be provided with an election to defer the compensation associated with those Grants for federal income tax purposes. Any such deferral opportunity shall comply with all applicable requirements of Section 409A of the Code.
The Committee may implement a non-employee directors retainer fee deferral program under the Equity Plan as to allow the non-employee directors the opportunity to elect to convert the Board and Board committee retainer fees to be earned for a year into restricted stock units that will defer the issuance of the shares of Common Stock that vest under those restricted stock units until a permissible date or event under Section 409A

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Executive Compensation and Related Matters | 2022 AmerisourceBergen Proxy
of the Code. If such program is implemented, the Committee will have the authority to establish such rules and procedures as it deems appropriate for the filing of such deferral elections and the designation of the permissible distribution events under Section 409A of the Code.
Tax Withholding.   The Company’s obligations to deliver shares of Common Stock upon the exercise of any stock options or stock appreciation rights or upon the issuance or vesting of any shares issued under the Equity Plan is subject to the satisfaction or all applicable federal, state, local and foreign taxes and other amounts required to be withheld, collected or accounted for. The Company has the right to deduct any such taxes or other amounts from any payment of any kind otherwise due to the participant. The Committee may withhold shares of Common Stock otherwise issuable under a Grant in satisfaction of all or a portion of such taxes or amounts with respect to any taxable event relating to such Grant.
Federal Income Tax Consequences
The following summarizes the U.S. federal income tax consequences to participants and to us of Grants made under the Equity Plan. Participants are urged to consult with their personal tax advisors concerning the application of the principles discussed below to their own situations and the application of state and local tax laws. This discussion is intended for the information of the shareholders considering how to vote at the 2022 Annual Meeting and not as tax guidance to individuals who will participate in the Equity Plan. The summary does not address the effects of other federal taxes or taxes imposed under state, local, or foreign tax laws.
Stock Options.   All stock options are non-qualified stock options. There are no federal income tax consequences to participants or to us upon the grant of a stock option. Upon the exercise of stock options, participants will recognize ordinary income in an amount equal to the excess of the fair market value of the acquired shares when exercised over the exercise price of the stock option. The Company generally will be entitled to a corresponding income tax deduction, subject to the limit on deductible compensation for “covered employees” (as defined below) under Section 162(m) of the Code. Participants who are employees will be subject to applicable tax withholding requirements. Upon the sale of shares acquired upon exercise of a stock option, a participant will have a long-term or short-term capital gain or loss, depending on the length of time the participant holds the shares prior to sale, in an amount equal to the difference between the amount realized upon the sale and the participant’s basis in the shares.
Restricted Stock.   A participant normally will not recognize taxable income upon the grant of restricted stock, and the Company will not be entitled to a deduction, until such stock is transferable by the participant or no longer subject to a substantial risk of forfeiture, whichever occurs earlier. However, a participant will recognize ordinary compensation income on amounts paid to the participant as dividends on shares of restricted stock while the stock remains subject to restrictions. The Company generally will be entitled to a deduction in the same amount when such amount is included in the participant’s income, subject to the limit on deductible compensation for covered employees under Section 162(m) of the Code. When restricted stock is either transferable or is no longer subject to a substantial risk of forfeiture, the participant will recognize ordinary compensation income in an amount equal to the difference between the fair market value of the Common Stock at that time and the amount paid by the participant for the shares, if any, or the participant’s other tax basis in the shares.
However, a participant, within 30 days of receiving a stock award subject to vesting, may elect under Section 83(b) of the Code to recognize ordinary compensation income in the year the stock award is awarded in an amount equal to the difference between the fair market value of our Common Stock at that time, determined without regard to the vesting restrictions, and the amount paid by the participant for the shares, if any. In this event, subject to the limit on deductible compensation for covered employees under Section 162(m) of the Code, the Company generally will be entitled to a deduction in the same year.
Any gain or loss recognized by the participant upon subsequent disposition of our Common Stock will be a long-term or short-term capital gain or loss, depending on the length of time the participant holds the shares prior to sale. If, after making the election, any of the Company’s Common Stock subject to a stock award is forfeited, or if the market value declines during the restriction period, the participant is not entitled to any tax deduction or tax refund.
Restricted Stock Units.   There are no immediate tax consequences to a participant upon receiving an award of restricted stock units under the Equity Plan. If the participant is an employee, the restricted stock units will be taxable for purposes of the Federal Insurance Contributions Act (“FICA”) and the Federal Unemployment Tax Act when the restricted stock units are no longer subject to a substantial risk of forfeiture, regardless of whether the participant has received a distribution with respect to such award at that time. A participant who is

2022 AmerisourceBergen Proxy | Executive Compensation and Related Matters
awarded restricted stock units will recognize ordinary income in an amount equal to the fair market value of shares issued to such participant on the payment date. At that time, the participant will be required to satisfy the tax withholding requirements applicable to such income. To the extent that the participant has already paid FICA taxes with respect to the restricted stock units, no additional FICA amounts will be owed on the payment date. The Company generally will be entitled to a deduction in the same amount and at the same time as the participant includes the recognized amount in ordinary income, subject to the limit on deductible compensation for covered employees under Section 162(m) of the Code.
Stock Appreciation Rights.   The participant will not recognize any income upon the grant of a stock appreciation right. Upon the exercise of a stock appreciation right, the participant will recognize ordinary compensation income in the amount of the cash and the fair market value of our shares of Common Stock received upon such exercise. The Company generally will be entitled to a corresponding income tax deduction, subject to the limit on deductible compensation for covered employees under Section 162(m) of the Code.
Section 162(m).   Section 162(m) of the Code generally disallows a publicly held corporation’s tax deduction for compensation in excess of  $1 million in any year that is paid to its chief executive officer, chief financial officer or any of its three other most highly compensated officers (“covered employees”), or other persons who have been covered employees after 2017. While deductibility of executive compensation for federal income tax purposes is among the factors the Committee considers when structuring our executive compensation arrangements, it is not the sole or primary factor considered. We retain the flexibility to authorize compensation that may not be deductible if we believe it is in the best interests of the Company.
Section 280G.   To the extent payments that are contingent on a change of control are determined to exceed certain Code limitations, they may be subject to a 20% nondeductible excise tax payable by the participant and our deduction with respect to the associated compensation expense may be disallowed in whole or in part.
Section 409A.   Certain awards under the Equity Plan, such as restricted stock units, may involve elements of deferred compensation, which is governed by Section 409A of the Code. In addition, the Committee may permit a participant to defer receipt of the payment of cash or the delivery of shares that would otherwise be delivered under the Equity Plan. The Committee may establish such rules and procedures as it may deem advisable in the event that Section 409A of the Code is implicated by any grant under the Equity Plan. If an amount constitutes “deferred compensation” under Section 409A of the Code and the requirements of Section 409A of the Code are not satisfied, the participant may be subject to a 20% tax in addition to ordinary income tax inclusion at the time the award becomes vested, plus a penalty rate of interest. In addition, the Company may be subject to penalties for under-withholding, reporting or depositing taxes.
Registration under the Securities Act of 1933
We intend to file with the SEC a Registration Statement on Form S-8 to register the additional shares of our Common Stock available for issuance under the Equity Plan as soon as practicable after receiving shareholder approval of the Equity Plan.
New Plan Benefits
The Committee has not granted any awards under the Equity Plan subject to shareholder approval of the Equity Plan. Participation and the types of awards under the Equity Plan are subject to the discretion of the Committee, consistent with the terms and limitations of the Equity Plan, and as a result, the benefits or amounts that will be received by any participant or groups of participants under the Equity Plan are not currently determinable. For information on awards made in 2021 to our NEOs, please refer to the “Summary Compensation Table” and “Grants of Plan-Based Awards Table” under the heading “Executive Compensation Tables” commencing on page 60 of the Original Proxy Statement. The closing price of the Company’s Common Stock on the NYSE on January 10, 2022, the record date for the Annual Meeting, was $134.64 per share.
Recommendation of the Board of Directors
The Board of Directors recommends a vote For approval of the AmerisourceBergen Corporation 2022 Omnibus Incentive Plan.

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2022 AmerisourceBergen Proxy | Appendix B
Appendix B as set forth in the Original Proxy Statement is hereby replaced in its entirety with the following:
Appendix B
AmerisourceBergen Corporation 2022 Omnibus Incentive Plan
1.
Purpose.   This AmerisourceBergen Corporation 2022 Omnibus Incentive Plan (the “Plan”), is adopted by the Board of Directors of AmerisourceBergen Corporation (the “Company”) subject to stockholder approval of the Plan at the 2022 Annual Meeting of Stockholders (the “Effective Date”) and shall become effective upon such approval. The purpose of the Plan is to provide designated employees, non-employee directors, independent contractors and consultants of the Company and its parent and subsidiaries with the opportunity to receive grants of stock-based awards as provided in the Plan. The Company believes that the Plan will encourage the participants to contribute materially to the growth of the Company, thereby benefiting the Company’s stockholders, and will align the economic interests of the participants with those of the stockholders. The Plan is the successor to the AmerisourceBergen Corporation Omnibus Incentive Plan, which was effective as of March 6, 2014 (the “2014 Plan”). No awards will be granted under the 2014 Plan after the Effective Date.

2.
Definitions.   For purposes of the Plan, the following terms shall be defined as follows:

“Administrator” means the particular entity, whether the Compensation Committee, the Board, the Secondary Board Committee or other committee of two (2) or more non-employee Board members specified in Section 3(a), which is authorized to administer the Plan with respect to one or more classes of Eligible Individuals, to the extent such entity is carrying out its administrative functions under the Plan with respect to the persons under its jurisdiction.
“Award” means an award made pursuant to the terms of the Plan to an Eligible Individual in the form of Stock Options, Stock Appreciation Rights, Stock Awards, Restricted Stock Unit Awards, Dividend Equivalent Awards or other awards determined by the Administrator.
“Award Agreement” means a written agreement or certificate granting an Award.
“Board” means the Board of Directors of the Company.
“Cause” means a determination by the Administrator that any of the following has occurred: (i) commission of any act of fraud, embezzlement; (ii) a material breach of any nonsolicitation, noncompetition or invention assignment provisions in an agreement between the Participant and the Company (or any Parent or Subsidiary), including nonsolicitation, noncompetition or invention assignment provisions in the applicable Award Agreement; (iii) any unauthorized use or disclosure of confidential information or trade secrets of the Company (or any of its affiliated corporations); (iv) any other willful misconduct adversely affecting the business or affairs of the Company (or any its affiliated corporations); or (v) material failure to comply with the Company’s code of conduct or employment policies; provided, however, if  “Cause” is defined in an employment or other written agreement between the Company (or any Parent or Subsidiary) and the Participant, then Cause shall have the meaning assigned to such term in such employment or other agreement.
“Change in Control” shall be deemed to have occurred if:
i.
Any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes a “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than 35% of the voting power of the then outstanding securities of the Company, and such person owns more aggregate voting power of the Company’s then outstanding securities entitled to vote generally in the election of directors than any other person;

ii.
The consummation of  (x) a merger or consolidation of the Company with another corporation where the stockholders of the Company, immediately prior to the merger or consolidation, will not beneficially own, immediately after the merger or consolidation, shares entitling such stockholders to 50% or more of all votes to which all stockholders of the surviving corporation would be entitled in the election of directors (without consideration of the rights of any class of stock to elect directors by a separate class vote), (y) a sale or other disposition of all or substantially all of the assets of the Company, or (z) a liquidation or dissolution of the Company; or

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Appendix B | 2022 AmerisourceBergen Proxy
iii.
A change in the composition of the Board over a period of twelve (12) consecutive months or less such that a majority of the Board members ceases to be comprised of individuals who either (A) have been Board members continuously since the beginning of such period (“Incumbent Directors”) or (B) have been elected or nominated for election as Board members during such period by at least two-thirds of the Incumbent Directors who were still in office at the time the Board approved such election or nomination; provided that any individual who becomes a Board member subsequent to the beginning of such period and whose election or nomination was approved by two-thirds of the Board members then comprising the Incumbent Directors will be considered an Incumbent Director.

“Code” means the Internal Revenue Code of 1986, as amended, and the applicable rulings and regulations thereunder.
“Common Stock” means the common stock of the Company.
“Compensation Committee” means the Compensation and Succession Planning Committee of the Board, which shall at all relevant times be comprised solely of two (2) or more non-employee Board members, each of whom is intended to qualify as a “non-employee director” (as defined in Rule 16b-3 under the Exchange Act) and an “independent director” under the rules of any securities exchange or automated quotation system on which the Common Stock is then listed, quoted or traded; provided that any action taken by the Compensation Committee shall be valid and effective, whether or not one or more members of the Compensation Committee at the time of such action are later determined not to have satisfied the requirements for membership set forth in this definition or otherwise provided in the charter of the Compensation Committee.
“Dividend Equivalent Award” means an Award to receive dividend equivalents granted to an Eligible Individual pursuant to Section 12 hereof.
“Eligible Individuals” means the individuals described in Section 6 who are eligible for Awards under the Plan.
“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the applicable rulings and regulations thereunder.
“Fair Market Value” shall be determined as follows:
i.
If the Common Stock is publicly traded, then the Fair Market Value per share of Common Stock shall be determined as follows: (x) if the principal trading market for the Common Stock is a national securities exchange, the closing selling price per share at the close of regular hours of trading on the relevant date (or, if the relevant date is not a day in which the Common Stock is being traded, then the next day in which the Common Stock is being traded after the relevant date), or (y) if the Common Stock is not principally traded on such exchange, the mean between the last reported “bid” and “asked” prices of shares of Common Stock on the relevant date (or, if the relevant date is not a date upon which a sale was reported, then the next day in which the Common Stock is being traded after the relevant date).

ii.
If the Common Stock is not publicly traded or, if publicly traded, is not subject to reported transactions or “bid” or “asked” quotations as set forth above, the Fair Market Value per share shall be as determined by the Administrator.

“Family Member” means, with respect to a particular Participant, any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law, including adoptive relationships.
“Full Value Award” means an Award other than a Stock Option, Stock Appreciation Right or other Award for which the Participant pays the intrinsic value (whether directly or by forgoing a right to receive a payment from the Company).
“Parent” means any corporation that is a “parent corporation” within the meaning of Section 424(e) of the Code with respect to the Company.
“Participant” means an Eligible Individual to whom an Award has been granted under the Plan.
“Performance Goals” means any of the following performance criteria upon which the vesting of one or more Awards under the Plan may be based, or such other performance criteria as the Administrator may specify: (i) cash flow (including net cash flow, cash flow from operations, free cash flow (i.e. cash flow from operations less

2022 AmerisourceBergen Proxy | Appendix B
capital expenditures), cash flow from investing activities and cash flow from financing activities); (ii) earnings (including total earnings, earnings from operations, gross profit, gross margin, earnings before interest and taxes, earnings before taxes, earnings before interest, taxes, depreciation, amortization and charges for stock-based compensation, earnings before interest, taxes, depreciation and amortization, and net earnings); (iii) income from continuing operations, income from continuing operations before taxes, income from continuing operations before taxes and interest, income from continuing operations before taxes, interest, depreciation and amortization, income from continuing operations before special items (including warrant expense, LIFO charges, employee severance, litigation expenses, deal amortization and other expenses, all net of taxes); (iv) earnings per share and earnings per share from continuing operations, diluted or basic; (v) growth in earnings or earnings per share, diluted or basic; (vi) stock price; (vii) return on equity or average stockholder equity; (viii) total stockholder return or growth in total stockholder return either directly or in relation to a comparative group; (ix) return on capital; (x) return on assets or net assets; (xi) net asset turnover or change in assets; (xii) capital expenditures; (xiii) invested capital, return on capital or return on committed or invested capital; (xiv) revenue, growth in revenue or return on sales; (xv) income or net income; (xvi) operating income, net operating income or net operating income after tax; (xvii) operating profit or net operating profit; (xviii) gross or operating margin; (xix) profitability by product or program line, business unit, or segment; (xx) return on operating revenue or return on operating profit; (xxi) distribution, selling, general and/or administrative expenses; (xxii) operating expenses; (xxiii) operating expenses as a percentage of revenue; (xxiv) overhead or other expense reduction; (xxv) dividend payment yield or dividend payout ratio; (xxvi) net or gross sales; (xxvii) days sales outstanding; (xxviii) days inventory on hand; (xxix) inventory turnover; (xxx) economic value added; (xxxi) cost of capital; (xxxii) litigation and regulatory resolution goals; (xxxiii) budget comparisons; (xxxiv) productivity; (xxxv) growth in stockholder value relative to the growth of the S&P 500 or S&P 500 Index, the S&P Global Industry Classification Standards (“GICS”) or GICS Index, or another peer group or peer group index; (xxxvi) debt or debt reduction; (xxxvii) credit rating; (xxxviii) development and implementation of key projects, strategic plans and/or organizational restructuring goals; (xxxix) performance achievements on certain designated projects or objectives; (xl) development and implementation of risk and crisis management programs; improvement in workforce diversity; (xli) productivity goals; (xlii) workforce management and succession planning goals; (xliii) measures of customer satisfaction, employee satisfaction, employee retention or staff development; (xliv) development or marketing collaborations, formations of joint ventures or partnerships or the completion of other similar transactions intended to enhance the Company’s revenue or profitability or enhance its customer base; (xlv) merger and acquisitions; (xlvi) measures of market share; (xlvii) maintenance of an investment grade rating; (xlviii) buy-side margin or other specific financial criteria related to inventory purchasing; (xlix) regulatory compliance; (l) specific diversity and/or succession goals or implementation; and (li) other similar criteria consistent with the foregoing.
Such performance criteria may be based upon the attainment of specified levels of the Company’s performance under one or more of the measures described above relative to the performance of other entities, on the performance of any of the Company’s business units or divisions or any Parent or Subsidiary and on an adjusted or non-adjusted basis. Each applicable Performance Goal may include a minimum threshold level of performance below which no Award will be earned, levels of performance at which specified portions of an Award will be earned and a maximum level of performance at which an Award will be fully earned. Each applicable performance goal may be appropriately adjusted as the Administrator deems appropriate, including for the following items: (A) asset impairments or write-downs; (B) litigation judgments or claim settlements; (C) the effect of changes in tax law, accounting principles or other such laws, regulations or provisions affecting reported results; (D) accruals for reorganization and restructuring programs; (E) any unusual or infrequently occurring items; (F) the operations of any business acquired by the Company; (G) severance, contract termination and other costs related to exiting certain business activities, discontinued operations or the divestiture of one or more business operations; (H) currency fluctuations; (I) non-cash items, such as amortization, depreciation or reserves; (J) any recapitalization, merger, consolidation, spin-off, split-up, combination, liquidation, dissolution, sale of assets or other similar corporate transaction; (K) gains or losses from the early extinguishment of debt; (L) stock dividend or stock split; (M) items relating to major licensing or partnership arrangements; and (N) any other adjustment consistent with the operation of the Plan.
“Restricted Stock Unit” means a Common Stock-equivalent unit granted to an Eligible Individual pursuant to Section 11 hereof.
“Secondary Board Committee” shall mean a committee of one or more Board members appointed by the Board to administer the Plan with respect to Eligible Individuals who are not subject to the reporting rules under Section 16(a) of the Exchange Act.
“Securities Act” means the Securities Act of 1933, as amended, and the applicable rulings and regulations thereunder.

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“Service” means the performance of services for the Company (or any Parent or Subsidiary, whether now existing or subsequently established) by a person in the capacity of an employee, a non-employee member of the Board of directors or a consultant or independent advisor, except to the extent otherwise specifically provided in the Award Agreement. For purposes of the Plan, a Participant shall be deemed to cease Service immediately upon the occurrence of either of the following events: (i) the Participant no longer performs services in any of the foregoing capacities for the Company or any Parent or Subsidiary or (ii) the entity for which the Participant is performing such services ceases to remain a Parent or Subsidiary of the Company, even though the Participant may subsequently continue to perform services for that entity. Service shall not be deemed to cease during a period of military leave, sick leave or other personal leave approved by the Company. Except to the extent otherwise required by law or expressly authorized by the Administrator or by the Company’s written policy on leaves of absence, no Service credit shall be given for vesting purposes for any period the Participant is on a leave of absence.
“Stock Appreciation Right” means an Award to receive all or some portion of the appreciation on shares of Common Stock granted to an Eligible Individual pursuant to Section 9 hereof.
“Stock Award” means an Award of shares of Common Stock granted to an Eligible Individual pursuant to Section 10 hereof.
“Stock Option” means an Award to purchase shares of Common Stock granted to an Eligible Individual pursuant to Section 8 hereof. No Stock Option is intended to qualify as an “incentive stock option” within the meaning of Section 422 of the Code.
“Subsidiary” means any corporation or other entity in which the Company, directly or indirectly, has an equity or similar interest and which the Administrator designates as a Subsidiary for the purposes of the Plan.
“Substitute Award” means an Award granted upon assumption of, or in substitution for, outstanding awards previously granted by a company or other entity in connection with a corporate transaction, such as a merger, combination, consolidation or acquisition of property or stock.
“Voluntary Retirement” means any voluntary termination of employment by a Participant after reaching age fifty-five (55), where the Participant’s age plus years of continuous employment with the Company and/or its Parent or Subsidiaries equals at least sixty-five (65).
3.
Administration of the Plan.

a.
Administration.   The Compensation Committee (whether acting directly or through a subcommittee of two (2) or more members thereof) shall have sole and exclusive authority to administer the Plan with respect to Eligible Individuals who are subject to the reporting rules under Section 16(a) of the Exchange Act; provided that the Board may retain the power to administer the Plan with respect to such Eligible Individuals in its discretion, and provided further that the Board may delegate to another committee of two (2) or more non-employee Board members, each of whom is intended to qualify as a “non-employee director” (as defined in Rule 16b-3 under the Exchange Act), the authority to administer the Plan with respect to non-employee directors. Administration of the Plan with respect to all other Eligible Individuals and other Awards may, at the Board’s discretion, be vested in the Compensation Committee or a Secondary Board Committee, or the Board may retain the power to administer those programs with respect to such persons and awards.

b.
Power and Authority of the Administrator.   Each Administrator shall, within the scope of its administrative functions under Plan, have full power and discretionary authority, subject to the express provisions hereof, (i) to select Participants from the Eligible Individuals; (ii) to make Awards in accordance with the Plan; (iii) to determine the number of shares of Common Stock subject to each Award and the cash amount (if any) payable in connection with an Award; (iv) subject to the limitation set forth in Section 7(b), to determine the terms and conditions of each Award, including, without limitation, those related to vesting, forfeiture, payment and exercisability (and whether terms of any vesting or exercise will be based upon the achievement of specific Performance Goals), and the effect, if any, of a Participant’s termination of Service or, subject to Section 18, the effect, if any, of a Change in Control on the outstanding Awards granted to a Participant; (v) to determine the amounts payable based on attainment of Performance Goals, including discretion to make such adjustments (positive or negative) to the amounts payable as the Administrator deems appropriate and in the best interests of the Company; (vi) to amend the terms and conditions of an Award after the granting thereof to a Participant (including accelerating the exercisability, vesting or payment of an Award

2022 AmerisourceBergen Proxy | Appendix B
and/or extending the period of time for which a Stock Option or Stock Appreciation Right is to remain exercisable following the Participant’s cessation of Service) ; (vii) to provide in an Award Agreement for forfeiture of all or part of an Award, whether or not such Award has become exercisable, nonforfeitable or earned or has previously been exercised, as the case may be, and to determine the terms and conditions of such forfeiture, which terms and conditions may include, but are not limited to, non-competition and non-solicitation requirements and/or conditions requiring the repayment to the Company of the vested and/or previously exercised portion of any Award; (viii) to take any action pursuant to its authority under a Policy (as defined in Section 14(a)) with respect to any Awards granted hereunder; (ix) to specify and approve the provisions of the Award Agreements delivered to Participants in connection with their Awards; (x) to interpret any Award Agreement delivered under the Plan, (xi) to prescribe, amend and rescind such rules and procedures as it deems necessary or advisable for the proper administration of the Plan, including adopting subplans to the Plan or special terms for Awards granted to Eligible Individuals in countries outside the United States; (xii) to vary the terms of Awards to take account of tax, securities law and other regulatory requirements of various states or foreign jurisdictions; (xiii) subject to Section 3(e), to delegate to one or more officers of the Company some or all of its authority under the Plan, and (xiv) to make all other determinations and to formulate such procedures as may be necessary or advisable for the administration of the Plan.
c.
Plan Construction and Interpretation.   The Administrator shall have full power and authority, subject to the express provisions hereof, to construe and interpret the Plan.

d.
Determinations of Administrator Final and Binding.   All determinations made by the Administrator in carrying out and administering the Plan and in construing and interpreting the Plan shall be final, binding and conclusive for all purposes and upon all persons interested herein. All Awards shall be made conditional upon the Participant’s acknowledgment, by acceptance of the Award (whether electronic or otherwise), that all decisions and determinations of the Administrator shall be final and binding on the Participant, the Participant’s beneficiaries and any other person having or claiming an interest under such Award.

e.
Delegation of Authority.   To the maximum extent permitted by law, the Board or the Compensation Committee may from time to time delegate some or all of its authority under the Plan to one or more officers of the Company; provided, however, that in no event shall such officer or officers be delegated any authority to grant Awards to, or amend or make determinations with respect to Awards held by, Eligible Individuals who, at such time, are (i) subject to the reporting rules under Section 16(a) of the Exchange Act, or (ii) officers of the Company who are delegated authority pursuant to this Section 3(e). Any delegation hereunder shall be subject to the restrictions and limits that the Board or the Compensation Committee specifies at the time of such delegation or thereafter. The Board or the Compensation Committee may at any time rescind the authority delegated to a delegatee appointed hereunder or appoint a new delegatee. At all times, a delegatee appointed under this Section 3(e) shall serve in such capacity at the pleasure of the body that appointed such delegatee. Any action undertaken by the delegatee in accordance with the Board’s or the Compensation Committee’s delegation of authority shall have the same force and effect as if undertaken directly by the Board or the Compensation Committee, respectively, and any reference in the Plan to the Board or the Compensation Committee shall, to the extent consistent with the terms and limitations of such delegation, be deemed to include a reference to the delegatee.

f.
Indemnification.   To the extent allowable pursuant to applicable law, each member of the Board and each officer to whom authority is delegated under Section 3(e) (each such person, and “indemnitee”) shall be indemnified and held harmless by the Company from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such individual in connection with or resulting from any claim, action, suit, or proceeding to which the indemnitee may be a party or in which the indemnitee may be involved by reason of any action or failure to act pursuant to the Plan and against and from any and all amounts paid by the indemnitee in satisfaction of judgment in such action, suit, or proceeding against the indemnitee; provided that the indemnitee gives the Company an opportunity, at its own expense, to handle and defend the same before the indemnitee undertakes to handle and defend it on the indemnitee’s own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled pursuant to the Company’s Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

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4.
Duration of Plan.   The Plan shall remain in effect until terminated by the Board and thereafter until all Awards granted under the Plan are satisfied by the issuance of shares of Common Stock or the payment of cash or are terminated under the terms of the Plan or under the Award Agreement entered into in connection with the grant thereof. Notwithstanding the foregoing, no Awards may be granted under the Plan after March 9, 2032.

5.
Shares of Stock Subject to the Plan and Award Limitations.

a.
Share Reserve.   Subject to adjustment as provided in Section 17(b), the number of shares of Common Stock that may be issued under the Plan pursuant to Awards made on or after the Effective Date shall not exceed, in the aggregate, 22,750,000 shares. In addition, any shares of Common Stock that remained available for awards under the 2014 Plan as of the Effective Date, and any shares of Common Stock subject to outstanding awards under the 2014 Plan as of the Effective Date that are payable in shares and that expire, are forfeited or are otherwise terminated without having been exercised, vested or settled in full, as applicable, on or after the Effective Date, subject to adjustment provided in 17(b) below (“2014 Plan Shares”), may be issued with respect to Awards under this Plan. The aggregate number of shares reserved for issuance under this Plan as of the Effective Date, including such 2014 Plan Shares, is referred to as the (“2022 Plan Reserve”). Shares issued under the Plan may be either authorized but unissued shares, treasury shares or any combination thereof.

For purposes of determining the number of shares that remain available for issuance under the Plan and subject to adjustment as provided in Section 17(b), the following rules shall apply:
i.
the 2022 Plan Reserve shall be reduced on a one-for-one basis for each share of Common Stock subject to an Award other than a Full Value Award and by a fixed ratio of 3.00 shares of Common Stock for each share of Common Stock subject to a Full Value Award;

ii.
the 2022 Plan Reserve shall be increased by one share for each share of Common Stock subject to an Award other than a Full Value Award that expires or is forfeited or otherwise terminated without the issuance of such shares or is settled by the delivery of consideration other than shares of Common Stock and by 3.00 shares for each share of Common Stock subject to a Full Value Award that expires or is forfeited or otherwise terminated without the issuance of such shares or is settled by the delivery of consideration other than shares of Common Stock;

iii.
the 2022 Plan Reserve shall be increased by 3.00 shares for each unvested share of Common Stock repurchased or forfeited under a Stock Award;

iv.
the 2022 Plan Reserve shall be increased by one share for each share of Common Stock subject to a stock option granted under the 2014 Plan that expires or is forfeited or otherwise terminates without the issuance of such shares or is settled by the delivery of consideration other than shares of Common Stock and by 3.25 shares for each share of Common Stock subject to a full value award granted under the 2014 Plan that expires or is forfeited or otherwise terminates without the issuance of such shares or is settled by the delivery of consideration other than shares of Common Stock; and

v.
the 2022 Plan Reserve shall not be increased by:

(A)
the number of shares of Common Stock tendered to pay the exercise price of, or to satisfy a Participant’s tax withholding obligations with respect to, a Stock Option or other Award,

(B)
the number of shares of Common Stock withheld from any Award to satisfy a Participant’s tax withholding obligations or, if applicable, to pay the exercise price of a Stock Option or other Award,

(C)
the number of shares of Common Stock subject to a Stock Appreciation Right that are not issued in connection with the settlement of the Stock Appreciation Right on exercise thereof; and

(D)
shares of Common Stock purchased on the open market with the cash proceeds from the exercise of Stock Options.

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In addition, any shares of Common Stock underlying Substitute Awards shall not be counted against the 2022 Plan Reserve.
b.
Limitation on Awards.   Subject to adjustment as provided in Section 17(b),

i.
the maximum aggregate number of shares of Common Stock with respect to which Awards (whether settled in cash or shares of Common Stock) may be granted to any Participant (other than a non-employee director) during any fiscal year of the Company under the Plan shall be 3,000,000; and

ii.
the maximum grant date value of shares subject to Awards granted to any non-employee director during any fiscal year of the Company under the Plan, taken together with any cash fees payable to such non-employee director for services rendered as a non-employee director during the fiscal year, shall not exceed $800,000 in total value. For purposes of this limit, the value of such Awards shall be calculated based on the grant date fair value of such Awards for financial reporting purposes.

For purposes of this Section 5(b), each share of Common Stock subject to an Award (including a Full Value Award) shall be counted as one share against the Award limits set forth above.
6.
Eligible Individuals.   Awards may be granted by the Administrator to individuals (“Eligible Individuals”) who are officers or other employees, non-employee directors, independent contractors or consultants of the Company (or a Parent or Subsidiary) with the potential to contribute to the future success of the Company or its Parents or Subsidiaries. An individual’s status as a member of the Board, the Compensation Committee or any Secondary Board Committee or an officer to whom authority is delegated under Section 3(e) shall not affect the individual’s eligibility to participate in the Plan.

7.
Awards.

a.
Awards Generally.   Awards under the Plan may consist of Stock Options, Stock Appreciation Rights, Stock Awards, Restricted Stock Unit Awards, Dividend Equivalent Awards or other awards determined by the Administrator. The terms and provisions of an Award shall be set forth in a written Award Agreement approved by the Administrator.

b.
Vesting Restrictions.   Notwithstanding the generality of the foregoing, Awards made under the Plan shall include regular vesting schedules under which no portion of an Award may vest or become exercisable in less than one year from the date of grant; provided however that, subject to any adjustments as described below and without regard to the fungible share counting ratios set forth in Section 5(a), up to 5% of shares subject to the 2022 Plan Reserve may be granted without regard to this minimum vesting requirement.

8.
Stock Options.

a.
Terms of Stock Options Generally.   Subject to the terms of the Plan and the applicable Award Agreement, each Stock Option shall entitle the Participant to whom such Stock Option was granted to purchase the number of shares of Common Stock specified in the applicable Award Agreement and shall be subject to the terms and conditions established by the Administrator in connection with the Award and specified in the applicable Award Agreement, including, without limitation, whether the Stock Option will vest and become exercisable based upon the achievement of specific Performance Goals. Upon satisfaction of the conditions to exercisability specified in the applicable Award Agreement, a Participant shall be entitled to exercise the Stock Option in whole or in part and to receive, upon satisfaction or payment of the exercise price or an irrevocable notice of exercise in the manner contemplated by Section 8(e) below, the number of shares of Common Stock in respect of which the Stock Option shall have been exercised.

b.
Exercise Price.   The exercise price per share of Common Stock purchasable under a Stock Option shall be determined by the Administrator at the time of grant and set forth in the Award Agreement; provided, however, that the exercise price per share shall be no less than 100% of the Fair Market Value per share on the date of grant. Notwithstanding the foregoing, the exercise price per share of a Stock Option that is a Substitute Award may be less than the Fair Market Value per share on the date of award, provided the requirements of Treas. Reg. § 1.409A-1(b)(5)(v)(D) are met.

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c.
Option Term.   The term of each Stock Option shall be fixed by the Administrator and set forth in the Award Agreement; provided, however, that a Stock Option shall not be exercisable after the expiration of ten (10) years from the date the Stock Option is granted.

d.
Effect of Termination of Service.    The following provisions shall govern the exercise of any Stock Options that are outstanding at the time of the Participant’s cessation of Service:

i.
Any Stock Option outstanding at the time of the Participant’s cessation of Service for any reason shall remain exercisable for such period of time thereafter as shall be determined by the Administrator and set forth in the Award Agreement, but no such Stock Option shall be exercisable after the expiration of the option term.

ii.
Any Stock Option held by the Participant at the time of the Participant’s death and exercisable in whole or in part at that time may be subsequently exercised by the personal representative of the Participant’s estate or by the person or persons to whom the Stock Option is transferred pursuant to the Participant’s will or the laws of inheritance or by the Participant’s designated beneficiary or beneficiaries of that Stock Option.

iii.
Should the Participant’s Service be terminated for Cause or should the Participant otherwise engage in conduct constituting grounds for a termination for Cause while holding one or more outstanding Stock Options, then all of the Participant’s outstanding Stock Options shall terminate immediately and cease to be outstanding.

iv.
During the applicable post-service exercise period, the Stock Option may not be exercised in the aggregate for more than the number of vested shares of Common Stock for which the Stock Option is at the time exercisable. No additional Stock Options shall vest following the Participant’s cessation of Service, except to the extent (if any) specifically authorized by the Administrator in its sole discretion pursuant to an express written agreement with the Participant. Upon the expiration of the applicable exercise period or (if earlier) upon the expiration of the option term, the Stock Option shall terminate and cease to be outstanding for any shares for which the Stock Option has not been exercised.

The Administrator shall have complete discretion, exercisable either at the time a Stock Option is granted or at any time while the Stock Option remains outstanding, to:
i.
extend the period of time for which the Stock Option is to remain exercisable following the Participant’s cessation of Service from the limited exercise period otherwise in effect for that Stock Option to such greater period of time as the Administrator shall deem appropriate, but in no event beyond the expiration of the option term,

ii.
include an automatic extension provision whereby the specified post-service exercise period in effect for any Stock Option shall automatically be extended by an additional period of time equal in duration to any interval within the specified post-service exercise period during which the exercise of that Stock Option or the immediate sale of the shares acquired under such Stock Option could not be effected in compliance with the applicable registration requirements of federal and state securities laws, but in no event shall such an extension result in the continuation of such Stock Option beyond the expiration date of the term of that option, and/or

iii.
permit the Stock Option to be exercised, during the applicable post-service exercise period, not only with respect to the number of vested shares of Common Stock for which such Stock Option is exercisable at the time of the Participant’s cessation of Service but also with respect to one or more additional installments in which the Participant would have vested had the Participant continued in Service.

e.
Payment of Exercise Price.   Subject to the provisions of the applicable Award Agreement, the exercise price of a Stock Option may be paid in one or more of the following forms:

i.
cash or check made payable to the Company;

ii.
previously owned shares of Common Stock (whether delivered in the form of actual stock certificates or through attestation of ownership) held for the requisite period (if any) necessary to avoid any resulting charge to the Company’s earnings for financial reporting purposes and valued at Fair Market Value on the exercise date;

2022 AmerisourceBergen Proxy | Appendix B
iii.
through the withholding of shares subject to the Stock Option with a Fair Market Value on the date of exercise equal to the aggregate exercise price; or

iv.
through a “cashless exercise” procedure which is approved by the Company involving a brokerage firm (reasonably satisfactory to the Company for purposes of administering such procedure in compliance with the Company’s pre-clearance/pre-notification policies) thereby affording Participants the opportunity to sell immediately some or all of the shares underlying the exercised portion of the Stock Option in order to generate sufficient cash to pay the Stock Option exercise price and to satisfy withholding tax obligations related to the Stock Option.

9.
Stock Appreciation Rights.   Stock Appreciation Rights shall be subject to the terms and conditions of the Plan and those established by the Administrator in connection with the award thereof and specified in the applicable Award Agreement, including, without limitation, whether the Stock Appreciation Rights will vest and become exercisable based upon the achievement of specific Performance Goals; provided, however, that the exercise price per share of Common Stock subject to a Stock Appreciation Right shall be no less than 100% of the Fair Market Value per share on the date of grant and the Stock Appreciation Right shall not be exercisable after the expiration of ten (10) years measured from the grant date. Subject to the provisions of Section 14, the exercise of a Stock Appreciation Right shall entitle a Participant to an amount, if any, equal to the Fair Market Value of a share of Common Stock on the date of exercise over the Stock Appreciation Right exercise price specified in the applicable Award Agreement. At the discretion of the Administrator, payments to a Participant upon exercise of a Stock Appreciation Right may be made in shares of Common Stock, cash or a combination thereof. A Stock Appreciation Right may be granted alone or in addition to other Awards, or in tandem with a Stock Option. If granted in tandem with a Stock Option, a Stock Appreciation Right shall cover the same number of shares of Common Stock as covered by the Stock Option (or such lesser number of shares as the Administrator may determine) and shall be exercisable only at such time or times and to the extent the related Stock Option shall be exercisable, and shall have the same term and exercise price as the related Stock Option. Upon exercise of a Stock Appreciation Right granted in tandem with a Stock Option, the related Stock Option shall be canceled automatically to the extent of the number of shares covered by such exercise; conversely, if the related Stock Option is exercised as to some or all of the shares covered by the tandem grant, the tandem Stock Appreciation Right shall be canceled automatically to the extent of the number of shares covered by the Stock Option exercised. The provisions governing the exercise of Stock Appreciation Rights following the cessation of the Participant’s Service shall be substantially the same as set forth in Section 8(d) for Stock Options granted under the Plan.

10.
Stock Awards.   Stock Awards shall consist of one or more shares of Common Stock granted to an Eligible Individual, and shall be subject to the terms and conditions of the Plan and those established by the Administrator in connection with the Award and specified in the applicable Award Agreement. Stock Awards may be issued for cash or no cash consideration and as fully vested shares or subject to vesting conditions as determined by the Administrator, including, without limitation, whether the Stock Awards will vest based upon the achievement of specific Performance Goals. Notwithstanding anything to the contrary however, the Administrator shall be permitted to waive any vesting conditions applicable to any Stock Award. Except as otherwise provided in the applicable Award Agreement, a Participant shall have all the rights of a stockholder with respect to any shares of Common Stock issued to the Participant under a Stock Award, whether or not the Participant’s interest in those shares is vested; provided however, that no dividends on a Stock Award shall vest and be payable until the underlying Stock Award vests. Accrued dividends will not accrue interest.

11.
Restricted Stock Units.   The Administrator may from time to time grant Awards to Eligible Individuals denominated in Common Stock-equivalent units in such amounts and upon such terms and conditions set forth in the Plan and as the Administrator shall determine and as set forth in an applicable Award Agreement, including, without limitation, whether the Restricted Stock Units will vest based upon the achievement of specific Performance Goals. Notwithstanding anything to the contrary however, the Administrator shall be permitted to waive any vesting conditions applicable to any Restricted Stock Unit Award. Restricted Stock Units granted to a Participant shall be credited to a bookkeeping reserve account solely for accounting purposes and shall not require a segregation of any of the Company’s assets. An Award of Restricted Stock Units may be settled in shares of Common Stock, cash, or in any combination of Common Stock and cash as the Administrator shall determine. Except as otherwise provided in the applicable Award Agreement, the Participant shall not have the rights of a stockholder with respect to any Common Stock represented by a Restricted Stock Unit. However, Dividend Equivalents may be paid or

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credited, either in cash or in actual or phantom shares of Common Stock, on outstanding Restricted Stock Units, subject to such terms and conditions as the Administrator may deem appropriate; provided however, that no Dividend Equivalents shall vest or become payable until the underlying Restricted Stock Units vest and become payable.
12.
Dividend Equivalent Awards.

a.
The Administrator may grant Dividend Equivalents to any Eligible Individual based on dividends declared on the Common Stock, to be credited as of dividend payment dates during the period between the date an Award is granted to a Participant and the date such Award vests, is distributed or expires, as determined by the Administrator. Such Dividend Equivalents shall be converted to cash or additional shares of Common stock by such formula and at such time and subject to such limitations as may be determined by the Administrator. In addition, Dividend Equivalents that are based on dividends paid prior to the vesting of an Award shall only vest and be paid out to the Participant to the extent that the underlying Award vests and is payable. Dividend Equivalents will not accrue interest.

b.
Notwithstanding the foregoing, no Dividend Equivalents shall be payable with respect to Stock Options or Stock Appreciation Rights.

13.
Other Awards.   The Administrator shall have the authority to specify the terms and provisions of other forms of equity-based or equity-related Awards not described above which the Administrator determines to be consistent with the purpose of the Plan and the interests of the Company, which Awards may provide for cash payments based in whole or in part on the value or future value of Common Stock, for the acquisition or future acquisition of Common Stock, or any combination thereof. Other Awards shall also include cash payments under the Plan which may be based on one or more criteria determined by the Administrator which are unrelated to the value of Common Stock and which may be granted in tandem with, or independent of, other Awards under the Plan.

14.
Forfeiture and Repayment Rules.

a.
Notwithstanding anything in the Plan to the contrary, all Awards shall be subject to the Company’s Compensation Recoupment Policy, the Financial Recoupment Policy of the Company’s Corporate Integrity Agreement, to the extent applicable, and any other applicable clawback, recoupment or other similar policy that the Board or Compensation Committee may adopt at any time (each, a “Policy”), notwithstanding any provision of an employment agreement or other agreement to the contrary. All Awards shall be subject to potential cancellation, recoupment, rescission, payback or other action in accordance with the terms of such Policy. To the extent that the terms of this Plan and such Policy conflict, the terms of such Policy shall prevail.

b.
Unless otherwise set forth in the applicable Award Agreement, by accepting an Award under the Plan, the Participant thereby: (i) agrees to be bound by the terms and conditions of any confidentiality, nonsolicitation, noncompetition or invention assignment provisions in the applicable Award Agreement, (ii) acknowledges and agrees that the Company would have not granted such Award in the absence such terms and conditions, (iii) represents and warrants that the Participant will remain in full compliance with such terms and conditions, (iv) agrees to make or cause to be made any payments required pursuant to a Policy, (v) agrees that the Company may deduct from, and set-off against, any amounts owed to the Participant by the Company or any Parent or Subsidiary (including, without limitation, amounts owed as wages, bonuses, severance, or other fringe benefits) to the extent of the amount owed by the Participant to the Company pursuant to a Policy and (vi) agrees and consents to the Company’s application, implementation and enforcement of  (A) any Policy established by the Company that may apply to the Participant and (B) any provisions of applicable law relating to cancellation, rescission, payback or recoupment of compensation, and expressly agrees that the Company and the Compensation Committee or Board may take such actions as are necessary to effectuate any Policy or applicable law without further consent or action being required by the Participant.

c.
An Award Agreement evidencing an Award under the Plan as to which this Section 14 applies shall provide the applicable Participant with a reasonable period of time following the date of such Participant’s receipt of such Award Agreement to refuse acceptance of such Award if the Participant disagrees with any of the terms and conditions of this Section 14. If a Participant refuses acceptance of an Award, the Award will be immediately forfeited, the Participant will have no further rights with

2022 AmerisourceBergen Proxy | Appendix B
respect to such Award, and the shares of Common Stock underlying such Award shall again be available for grant under the Plan.
15.
Non-transferability.   No Award granted under the Plan or any rights or interests therein shall be sold, transferred, assigned, pledged or otherwise encumbered or disposed of except by will or by the laws of descent and distribution or as may otherwise be required by law; provided, however, that the Administrator may, subject to such terms and conditions as the Administrator shall specify, permit the transfer of an Award to a Participant’s Family Members or to one or more trusts established in whole or in part for the benefit of the Participant or one or more of the Participant’s Family Members; provided further, that the restrictions in this sentence shall not apply to the shares received in connection with an Award after the date that the restrictions on transferability of such shares set forth in the applicable Award Agreement have lapsed. During the lifetime of a Participant, a Stock Option or Stock Appreciation Right shall be exercisable only by the Participant, and payments in settlement of Awards shall be payable only to the Participant, or, if applicable, the Family Member or trust to whom such Stock Option, Stock Appreciation Right or other Award has been transferred in accordance with the preceding sentence. Notwithstanding the foregoing, a Participant also may, to the extent permitted by the Administrator, designate one or more beneficiaries of the Participant’s outstanding Awards, and those Awards shall, in accordance with such designation, automatically be transferred to such beneficiary or beneficiaries upon the Participant’s death while holding those Awards. Such beneficiary or beneficiaries shall take the transferred Awards subject to all the terms and conditions of the Plan and the applicable Award Agreement(s) evidencing each such transferred Award.

16.
Deferred Compensation

a.
Deferrals Permitted.   The Administrator may, in its sole discretion, structure one or more Awards (other than Stock Options or Stock Appreciation Rights) so that Participants may be provided with an election to defer the compensation associated with those Awards for federal income tax purposes. Any such deferral opportunity shall comply with all applicable requirements of Section 409A of the Code.

b.
Retainer Fee Deferral Program.   The Administrator may implement a non-employee directors retainer fee deferral program under the Plan so as to allow the non-employee directors the opportunity to elect to convert the Board and Board committee retainer fees to be earned for a year into Restricted Stock Units that will defer the issuance of the shares of Common Stock that vest under those Restricted Stock Units until a permissible date or event under Section 409A of the Code. If such program is implemented, the Administrator shall have the authority to establish such rules and procedures as it deems appropriate for the filing of such deferral elections and the designation of the permissible distribution events under Section 409A of the Code.

17.
Recapitalization or Reorganization.

a.
Authority of the Company and Stockholders.   The existence of the Plan, the Award Agreements and the Awards granted hereunder shall not affect or restrict in any way the right or power of the Company or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, any merger or consolidation of the Company, any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

b.
Change in Capitalization.   Notwithstanding any provision of the Plan or any Award Agreement, in the event of any change in the outstanding Common Stock by reason of a stock dividend, recapitalization, reorganization, merger, consolidation, stock split, combination or exchange of shares, spin-off transaction or any other corporate event affecting the Common Stock as a class without the Company’s receipt of consideration, or should the value of outstanding shares of Common Stock be substantially reduced as a result of a spin-off transaction or an extraordinary dividend or distribution, the Administrator, shall make such equitable adjustments it considers appropriate (in the form determined by the Administrator in its sole discretion) to prevent diminution or enlargement of the rights of Participants under the Plan with respect to (i) the aggregate number, class and/or issuer of securities for which Awards in respect thereof may be granted under the Plan, (ii) the maximum number, class and/or issuer of securities for which any one person may be granted Awards under the

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Appendix B | 2022 AmerisourceBergen Proxy
Plan per fiscal year, (iii) the number, class and/or issuer of securities and the exercise price (or other cash consideration, if any) per share in effect under each outstanding Award under the Plan, (iv) the number, class and/or issuer of securities subject to the Company’s outstanding repurchase rights under the Plan and the repurchase price payable per share, and (v) such other adjustments as it deems appropriate. The Administrator’s determination as to what, if any, adjustments shall be made shall be final and binding on the Company and all Participants.
c.
Limitations.   Notwithstanding the foregoing: (i) any adjustments made pursuant to Section 17(b) to Awards that are considered “deferred compensation” within the meaning of Section 409A of the Code shall be made in compliance with the requirements of Section 409A of the Code; (ii) any adjustments made pursuant to Section 17(b) to Awards that are not considered “deferred compensation” subject to Section 409A of the Code shall be made in such manner as to ensure that after such adjustment, the Awards either continue not to be subject to Section 409A of the Code or comply with the requirements of Section 409A of the Code; and (iii) the Administrator shall not have the authority to make any adjustments pursuant to Section 17(b) to the extent that the existence of such authority would cause an Award that is not intended to be subject to Section 409A of the Code to be subject thereto.

18.
Change in Control.

a.
Except as otherwise provided in an Award Agreement and except for Awards made to non-employee directors, if, within two (2) years following a Change in Control which occurs after the Effective Date, a Participant’s Service as an employee is involuntarily terminated by the Company (or successor thereto) or a Parent or Subsidiary, without Cause: (i) all Stock Options or Stock Appreciation Rights of such Participant then outstanding shall become fully exercisable as of the date of such termination, (ii) all restrictions and conditions on all Stock Awards of such Participant then outstanding shall lapse as of the date of such termination, (iii) all Restricted Stock Units of such Participant shall become nonforfeitable as of the date of such termination, and (iv) all Awards that vest based on the attainment of specified Performance Goals of such Participant shall vest and be payable in accordance with the terms set forth in the Award Agreement.

b.
In addition, in the event of a Change in Control, the Administrator may, in its sole discretion, make any or all of the following adjustments: (i) by written notice to each holder of an outstanding Stock Option or Stock Appreciation Right provide that such holder’s Stock Options or Stock Appreciation Rights shall be cancelled unless exercised within such period as the Administrator shall determine after the date of such notice; (ii) provide for the payment upon termination or cancellation of a Stock Option or Stock Appreciation Right (whether or not such Stock Option or Stock Appreciation Right is otherwise exercisable) of an amount in cash, securities and/or other property (or a combination thereof) with an aggregate value equal to: (A) the excess, if any, of the aggregate Fair Market Value as of the date of such Change in Control of the Common Stock then subject to the Stock Option or Stock Appreciation Right over the product of the number of shares of Common Stock then subject to the Stock Option multiplied by the per share exercise price, less (B) an amount equal to the federal, state, local and foreign taxes, if any, required to be withheld, collected, accounted for or paid as a result of such payment; (iii) provide for the cancellation of outstanding Stock Awards, Restricted Stock Unit Awards, or other Awards in exchange for payments of cash, securities and/or other property (or a combination thereof) having an aggregate value equal to the value of such Award, as determined by the Administrator, in its sole discretion; (iv) substitute other property (including, without limitation, cash or other securities of the Company and securities of an entity other than the Company); and/or (v) make any other adjustments, or take other reasonable action, as the Administrator deems appropriate, including accelerating the vesting and exercisability of Awards, provided that no such other action impairs any rights that a Participant has under the Plan without such Participant’s consent. Without limiting the foregoing, if the per-share Fair Market Value of the Common Stock does not exceed the per-share exercise price of a Stock Option or Stock Appreciation Right, the Company shall not be required to make any payment to the Participant upon termination or cancellation of the Stock Option or Stock Appreciation Right.

19.
Amendment of the Plan; Amendment of Outstanding Awards.   The Board or Compensation Committee may at any time and from time to time terminate, modify, suspend or amend the Plan in whole or in part; provided, however, that no such termination, modification, suspension or amendment shall be effective without stockholder approval if such approval is required to comply with any applicable law or stock exchange rule. Except as otherwise provided in the next sentence or Section 21(e) below, no termination,

2022 AmerisourceBergen Proxy | Appendix B
modification, suspension or amendment of the Plan shall, without the consent of a Participant to whom any Awards shall previously have been granted, adversely affect the Participant’s rights under such Awards. Furthermore, notwithstanding any provision herein to the contrary, the Board or Compensation Committee shall have broad authority to amend the Plan or any Award to take into account changes in applicable tax laws (including, without limitation, Section 409A of the Code), securities laws, accounting rules and other applicable state, federal and foreign laws and/or to amend any Award to ensure that the Award is in compliance with the limitations, terms and conditions of the Plan.
20.
No Repricing of Stock Options or Stock Appreciation Rights.   Notwithstanding any provision in the Plan to the contrary, the Administrator shall not (a) implement any cancellation/regrant program pursuant to which outstanding Stock Options or Stock Appreciation Rights are cancelled and new Stock Options or Stock Appreciation Rights are granted in replacement with a lower exercise price per share, (b) cancel outstanding Stock Options or Stock Appreciation Rights with exercise prices per share in excess of the then current Fair Market Value per share of Common Stock for consideration payable in cash, equity securities of the Company or in the form of any other Award under the Plan, except in connection with a Change in Control transaction, or (c) except as otherwise provided in Section 17(b), otherwise directly reduce the exercise price in effect for outstanding Stock Options or Stock Appreciation Rights under the Plan, without in each instance first obtaining stockholder approval.

21.
Miscellaneous.

a.
Tax Withholding.   The Company’s obligation to deliver shares of Common Stock upon the exercise of any Stock Options or Stock Appreciation Rights or upon the issuance or vesting of any shares issued under the Plan shall be subject to the satisfaction of all applicable federal, state, local and foreign taxes and other amounts required to be withheld, collected or accounted for. The Company shall, to the extent permitted by law, have the right to deduct any such taxes or other amounts from any payment of any kind otherwise due to the Participant. The Administrator may, in its sole discretion and subject to such terms as the Administrator may approve, withhold (or allow the holder of an Award to elect to have the Company withhold) shares of Common Stock otherwise issuable under an Award in satisfaction of all or a portion of such taxes or amounts with respect to any taxable event relating to such Award. Unless otherwise determined by the Administrator, the number of shares of Common Stock that may be withheld pursuant to this Section 21 shall be limited to the number of shares that have a Fair Market Value on the date of withholding not exceeding the aggregate amount of such taxes or amounts, as determined based on the minimum statutory withholding rates.

b.
No Right to Grants or Employment or Service.   No Eligible Individual or Participant shall have any claim or right to receive grants of Awards under the Plan. Nothing in the Plan or in any Award or Award Agreement shall confer upon any employee or service provider of the Company (or any Parent or Subsidiary) any right to continued Service with the Company (or any Parent or Subsidiary) or interfere in any way with the right of the Company (or a Parent or Subsidiary) to terminate the Service of any of its employees or service providers at any time, with or without cause.

c.
Unfunded Plan.   The Plan is intended to constitute an unfunded plan for incentive compensation. Nothing contained herein shall give any Participant any rights that are greater than those of a general creditor of the Company. In its sole discretion, the Administrator may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Common Stock or payments in lieu thereof with respect to awards hereunder.

d.
Other Employee Benefit Plans.   Payments received by a Participant under any Award made pursuant to the provisions of the Plan shall not be included in, and shall not affect the determination of benefits under any other employee benefit plan or similar arrangement provided by the Company (or any Parent or Subsidiary).

e.
Section 409A.   Unless otherwise expressly provided for in an Award Agreement, the Plan and Award Agreements will be interpreted to the greatest extent possible in a manner that makes the Plan and the Awards granted hereunder exempt from Section 409A of the Code, and, to the extent not so exempt, in compliance with Section 409A of the Code. If an Award is subject to Section 409A of the Code, (i) distributions shall only be made in a manner and upon an event permitted under Section 409A of the Code, (ii) payments to be made upon a termination of employment or service shall only be made upon a “separation from service” under Section 409A of the Code, (iii) payments to be made upon a Change in Control shall only be made upon a “change of control event” under Section 409A of the Code, (iv) unless the Award specifies otherwise, each payment shall be treated as a separate

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Appendix B | 2022 AmerisourceBergen Proxy
payment for purposes of Section 409A of the Code, and (v) in no event shall a Participant, directly or indirectly, designate the calendar year in which a distribution is made except in accordance with Section 409A of the Code. If any Award is subject to Section 409A of the Code and payment is subject to the execution of a release of claims in favor of the Company (or any Parent or Subsidiary), in no event shall the timing of a Participant’s execution of the release result in the Participant designating, directly or indirectly, the calendar year of payment, and if such a payment that is subject to execution of the release could be made in more than one taxable year, payment shall be made in the later taxable year. Any Award granted under the Plan that is subject to Section 409A of the Code and that is to be distributed to a key employee (as defined below) upon separation from service shall be administered so that any distribution with respect to such Award shall be postponed for six (6) months following the date of the Participant’s separation from service, if required by Section 409A of the Code. If a distribution is delayed pursuant to Section 409A of the Code, the distribution shall be paid within thirty (30) days after the end of the six (6)-month period. If the Participant dies during such six (6)-month period, any postponed amounts shall be paid within sixty (60) days of the Participant’s death. The determination of key employees, including the number and identity of persons considered key employees and the identification date, shall be made by the Administrator or its delegate each year in accordance with Section 416(i) of the Code and the “specified employee” requirements of Section 409A of the Code. The Administrator may adopt such amendments to the Plan and the applicable Award Agreement or adopt policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, that the Administrator determines are necessary or appropriate to (a) exempt the Award from Section 409A of the Code and/or preserve the intended tax treatment of the benefits provided with respect to the Award, or (b) comply with the requirements of Section 409A of the Code.
f.
Securities and Other Law Restrictions.   The Administrator may require each Eligible Individual purchasing or acquiring shares of Common Stock pursuant to an Award under the Plan to represent to and agree with the Company in writing that such Eligible Individual is acquiring the shares for investment and not with a view to the distribution thereof. All certificates for shares of Common Stock delivered under the Plan shall be subject to such stock transfer orders and other restrictions as the Administrator may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, the New York Stock Exchange or any other exchange upon which the Common Stock is then listed, and any applicable federal, state or foreign securities or other law, and the Administrator may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions. No shares of Common Stock shall be issued hereunder unless the Company shall have determined that such issuance is in compliance with, or pursuant to an exemption from, all applicable federal, state and foreign securities and other laws.

g.
Compliance with Rule 16b-3.

i.
The Plan is intended to comply with Rule 16b-3 under the Exchange Act or its successors under the Exchange Act and the Administrator shall interpret and administer the provisions of the Plan or any Award Agreement in a manner consistent therewith. To the extent any provision of the Plan or Award Agreement or any action by the Administrator fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Administrator. Moreover, in the event the Plan or an Award Agreement does not include a provision required by Rule 16b-3 to be stated therein, such provision (other than one relating to eligibility requirements, or the price and amount of Awards) shall be deemed automatically to be incorporated by reference into the Plan or such Award Agreement insofar as Participants subject to Section 16 of the Exchange Act are concerned.

ii.
Notwithstanding anything contained in the Plan or any Award Agreement to the contrary, if the consummation of any transaction under the Plan would result in the possible imposition of liability on a Participant pursuant to Section 16(b) of the Exchange Act, the Administrator shall have the right, in its sole discretion, but shall not be obligated, to defer such transaction to the extent necessary to avoid such liability.

a.
Award Agreement.   In the event of any conflict or inconsistency between the Plan and any Award Agreement, the Plan shall govern, and the Award Agreement shall be interpreted to minimize or eliminate any such conflict or inconsistency.

2022 AmerisourceBergen Proxy | Appendix B
b.
Invalid Provisions.   In the event that any provision of this Plan is found to be invalid, unenforceable or otherwise inconsistent with any applicable law (including, without limitation Section 409A of the Code), such invalidity, unenforceability or inconsistency will not be construed as rendering any other provisions contained herein as invalid, unenforceable or inconsistent, and all such other provisions will be given full force and effect to the same extent as though the invalid, unenforceable or inconsistent provision was not contained herein.

c.
Headings.   Section headings are for reference only. In the event of a conflict between a title and the content of a Section, the content of the Section shall control.

d.
Expenses.   The costs and expenses of administering the Plan shall be borne by the Company.

e.
Applicable Law.   The validity, construction, interpretation and effect of the Plan and Award Agreements issued under the Plan shall exclusively be governed by and determined in accordance with the law of the State of Delaware, without giving effect to the conflicts of laws principles thereof.

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The changes set forth in this Second Revised Proxy Statement have been incorporated into the Notice of 2022 Annual Meeting of Shareholders and the Original Proxy Statement and the First Revised Proxy Statement, which are available on the internet at www.proxyvote.com, and should be read together with each of the foregoing documents.

Important Notice Regarding the Availability of Proxy Materials for the
Annual Meeting of Shareholders to Be Held on March 10, 2022
This Second Revised Proxy Statement, the First Revised Proxy Statement,
the Original Proxy Statement, the Notice of 2022 Annual Meeting of Shareholders, and the
Annual Report on Form 10-K are available at www.proxyvote.com.